Exhibit 99.1

Deloitte Touche Tohmatsu
ABN 74 490 121 060

Grosvenor Place
225 George Street
Sydney NSW 2000
PO Box N250 Grosvenor Place
Sydney NSW 1220 Australia

DX: 10307SSE
Tel: +61 (0) 2 9322 7000
Fax: +61 (0) 93225136
www.deloitte.com.au

The Directors

Pepper Australia Pty Limited

Level 9

146 Arthur Street

North Sydney 2060 NSW

(the “Issuer”)

29 May 2015

Dear Directors,

Report of Factual Findings: Pepper Residential Securities Trust No.14

We have performed the procedures agreed with Pepper Australia Pty Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and nabSecurities LLC, National Australia Bank Limited, Citigroup Global Markets Australia Pty Limited, Westpac Banking Group and Commonwealth Bank of Australia (together, the “Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters (together the “Specified Parties”) the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) in respect of the proposed Pepper Residential Securities No.14 Trust (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated 28 May 2015 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee, and its network of member firms, each of which is a legally separate and independent entity. Please see www.deloitte.com/au/about for a detailed description of the legal structure of Deloitte Touche Tohmatsu Limited and its member firms.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Touche Tohmatsu Limited

© 2015 Deloitte Touche Tohmatsu

1

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix 1 of this Report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

We understand that you may be asked by the Reserve Bank of Australia (RBA) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows:

“Pepper Group Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed- Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Pepper Group Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

2

Except to the extent provided in any Underwriter letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our Work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister
Partner
Chartered Accountants
Sydney, 29 May 2015

3

Appendix 1 of Agreed Upon Procedures Report – Factual Findings

The procedures we performed were divided into two parts, A&B.

For Procedures A and B, we agreed to perform certain procedures in respect of a sample of the loans selected from an electronic data file provided by you (the Initial Pool) being the cut dated 30 April 2015 provided by you on 4 May 2015.

The procedures were performed using originals, scanned versions, photocopies or facsimiles of the relevant documents. We did not verify the authenticity, accuracy or completeness of these documents or files.

At your request, the sample size was determined using the binomial probability distribution based on the following parameters that you have provided to us: To provide 95% confidence for each attribute tested that the upper error limit in the population does not exceed 5% with 3 planned errors the selected sample is 153 loans.

PART A - Pool Procedures

We selected 153 loans from the Initial Pool received from the Issuer (the Sample). Parts A and B were performed on each loan in the sample.

For each loan file in the sample we agreed the following electronic data fields in the Initial Pool to the source documentation described below.

Field per Pool	Source Document *	Factual Findings

1. Original Balance	Loan Agreement or Solicitors Certificate if fees are capitalised into the loan balance	No exceptions noted

2. Term	Loan Agreement	No exceptions noted

3. Maturity Date	Loan Agreement	No exceptions noted

Variances in maturity date between the Pool and the Loan Agreement of up to 5 business days will not be reported as an exception.

4. Valuation (for each Security Property)	Valuation Report	One exception noted: One exception noted – Loan ID 1202314

Valuation per pool: $280,000

Valuation per valuation report: $274,000

The issuer has informed us that the discrepancy is due to the pool not reflecting an updated valuation received on 21 May 2014. We have not verified this information.

4

5. Security Type	Valuation Report	No exceptions noted

• House
• Unit
• Townhouse/
Villa
• Duplex

6. Security Property Postcode	Valuation Report	No exceptions noted

7. State	Valuation Report	No exceptions noted

8. Settlement Date	Solicitor’s Certificate	No exceptions noted

Variances in settlement date between the Pool and the Solicitor’s Certificate of up to 5 business days will not be reported as an exception.

9. Product Type	Loan Application	No exceptions noted

• Full doc
• Lo-Doc

10. Borrower Employment Status	Loan Application.	No exceptions noted
If the Borrower Employment Status does not agree to the Loan Application, and there are two borrowers securing the loan, check the Borrower Employment Status to the Co-applicant Loan Application.

11. Occupancy Type	Loan Application	No exceptions noted

5

12. Interest Only Period Length	Loan Application	No exceptions noted

13. Regulated by UCCC / NCC	Loan Application	No exceptions noted

*Loan Agreement includes any letters of variation or conversion notices noted in the file

6

PART B – Eligibility Criteria Procedures

For each loan in the sample we performed the following procedures:

Procedure	Factual Findings
B.1 Check that a Certificate of Title is retained on the security packet or available electronically. If no Certificate of Title is available due to the loan discharging since the date of the Pool Cut, check the loan status is noted as ‘discharged’ on Jackson.	No exceptions noted

B.2 Check that for each loan, the days in arrears per the Initial Pool agrees to the arrears balances derived from Armnet and Jackson and provided by the Issuer on 05 May 2015.	No exceptions noted

B.3 Check that the Current Balance per the Initial Pool agrees to the loan balance portal in Armnet (selection 1) and Jackson (selection 2 - 153) system extracts.	No exceptions noted

B.4 Recalculate Current LVR by dividing Current Balance by the lower of Valuation and Purchase Price (all as stated in the Pool). Compare the recalculated Current LVR with the Current LVR noted in the Pool and note any differences.	No exceptions noted

B.5 Check that the Valuation Report is dated no earlier than 120 days prior to the settlement of the loan.	No exceptions noted

B.6 If a Loan is a self-certified product per the Pool, agree that a Declaration of Financial Status has been completed and signed by all Borrower(s) who is/are self-certifying their stated net income.	No exceptions noted

B.7 Check that the loan amount is not greater than $2,600,000.	No exceptions noted

B.8 Check that for each borrower a credit report was on file.	No exceptions noted

7